Exhibit (a)(11)

[Materials used in Webcast Presentation]


                       2001 STOCK OPTION EXCHANGE PROGRAM
                                   SCOTT NEELY
                                   APRIL 2001







                           PROPRIETARY & CONFIDENTIAL
              Copyright(C) BroadVision 2001. All rights reserved

Today's Topics
-------------------------------------------------------------------------------

-        Why We're Here

-        Stock Option Exchange Program

         -        Highlights

         -        Impact on Focal Option Grants

-        How to Participate

-        Things to Consider

-        Key Dates

BROADVISION                PROPRIETARY & CONFIDENTIAL
              Copyright(C) BroadVision 2001. All rights reserved

Why We're Here
-------------------------------------------------------------------------------

We're here today to

         -        Address the decline in value of stock options

         -        Discuss our solution and its impact

         -        Review the process to participate

         -        Tell you how to get your questions answered


BROADVISION                PROPRIETARY & CONFIDENTIAL
              Copyright(C) BroadVision 2001. All rights reserved

The Solution
-------------------------------------------------------------------------------

2001 Stock Option Exchange Program

     BroadVision is offering eligible employees the opportunity to exchange their underwater options for replacement options

          UNDERWATER: The exercise price is higher than the current stock price


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              Copyright(C) BroadVision 2001. All rights reserved

Option Exchange Program Overview
-------------------------------------------------------------------------------

-        Voluntary one-for-one stock option exchange

         - Cancel underwater option on May 25, 2001 and receive Replacement Option on Nov. 27, 2001

-        Applies to any underwater option

         -        Excluding options issued in Neuer Markt offering


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              Copyright(C) BroadVision 2001. All rights reserved

Option Exchange Program Overview
-------------------------------------------------------------------------------

-        Exercise price of Replacement Option is set on Nov 27, 2001

-        Replacement Option vests monthly over four years starting May 1, 2001

-        Tax Status of Replacement Options generally same as cancelled options


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              Copyright(C) BroadVision 2001. All rights reserved

Eligibility
-------------------------------------------------------------------------------

-        Any employee with underwater options

         - Must be continuously employed from Option Cancellation Date (May 25, 2001) through Replacement Option Grant Date (Nov. 27,
                  2001)

                  -        If you leave BroadVision

                           - BEFORE the Option Cancellation Date, you cannot exchange your options

                           - AFTER the Option Cancellation Date but BEFORE the Replacement Option Grant Date, you won't receive a Replacement Option and your cancelled options won't be reinstated.

         -        Employees in Sweden can't participate


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              Copyright(C) BroadVision 2001. All rights reserved

How the Exchange Program Works
-------------------------------------------------------------------------------

- Employees must make election to exchange underwater options by 5:00 p.m. PDT on May 25, 2001

         -        This is the Option Cancellation Date

-        Elections to exchange will be effective on the Option Cancellation Date

-        Replacement Options will be granted on Nov 27, 2001

         -        This is the Replacement Option Grant Date


BROADVISION                PROPRIETARY & CONFIDENTIAL
              Copyright(C) BroadVision 2001. All rights reserved

Example
-------------------------------------------------------------------------------

-        Jason's hire date: Sep 10, 2000

-        His original Stock Option: 1000 shares at $25/share

-        Hypothetical Stock Price on Cancellation Date: $5/share

-        Hypothetical Stock Price on Replacement Grant Date: $10/share

-        Replacement Grant: 1,000 shares at $10/share with 10-year term

         [Graphic of double-sided arrow representing a timeline]

Sept. 10, 2000                 May 25, 2001
option at $25/share     (Option Cancellation Date)     (Replacement Grant Date)
-------------------     --------------------------     ------------------------
                        Sept. 10, 2000                 Replacement Option
                        option is                      for 1,000 shares
                        underwater and                 granted at $10/share
                        cancelled


BROADVISION                PROPRIETARY & CONFIDENTIAL
              Copyright(C) BroadVision 2001. All rights reserved

Vesting
-------------------------------------------------------------------------------


-        Replacement Options have a shortened vesting period

         -        4 years/48 months vs. 5 years/60 months

         -        Vesting starts May 1, 2001

         -        No cliff-vesting (unless start date was after November 2000)

-        Vesting may vary outside US

-        Vesting from cancelled underwater option is lost

         - Replacement Option is not credited with vesting under cancelled option


BROADVISION                PROPRIETARY & CONFIDENTIAL
              Copyright(C) BroadVision 2001. All rights reserved

Vesting Depends on Date of Hire
-------------------------------------------------------------------------------

- If you were hired before December 2000, your Replacement Option will be six months vested (6/48) when it's granted

- If you were hired after November, 2000, your Replacement Option will "cliff vest" on the 1st of the month of the first anniversary of your date of hire

         - Your Replacement Option won't first vest until your cancelled New Hire option would have first vested

         -        Vesting measured from May 1, 2001


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              Copyright(C) BroadVision 2001. All rights reserved

Replacement Option Vesting for Employees Hired BEFORE Dec 2000
-------------------------------------------------------------------------------

         [Graphic of double-sided arrow representing a timeline]

Oct. 5, 2000    May 1, 2001         May 25, 2001    Oct. 1, 2001     Nov. 27, 2001     May 1, 2002     May 1, 2005
Hire Date/      Vesting Begins      Option          New Hire         Replacement       12/48 vested    fully vested
Grant Date      for Replacement     Cancellation    Option First     Grant Date
                and Deferred        Date            Vesting
                Options                             Period Ends


BROADVISION                PROPRIETARY & CONFIDENTIAL
              Copyright(C) BroadVision 2001. All rights reserved

Replacement Options Vesting for Employees Hired AFTER Nov 2000
-------------------------------------------------------------------------------
         [Graphic of double-sided arrow representing a timeline]

Dec. 15, 2000   May 1, 2001              May 25, 2001        Nov. 27, 2001      Dec. 1, 2001        May 1, 2002     May 1, 2005
Hire Date and   Vesting Begins           Option              Replacement        First Anniversary   12/48 vested    fully vested
Grant Date      for Replacement, Focal   Cancellation        Grant Date         and end of
                and Deferred Focal       Date                                   waiting period
                Options                                                        7/48 vested


BROADVISION                PROPRIETARY & CONFIDENTIAL
              Copyright(C) BroadVision 2001. All rights reserved

Six-Month Rule
-------------------------------------------------------------------------------

No option may be granted within six months before or after the cancellation of an option.

         - Replacement Option Grant Date is six months and two days after the Option Cancellation Date.

         - If you participate in the Option Exchange Program, you must exchange any other option granted to you during the six months before or after the Option Cancellation Date WHETHER OR NOT IT IS UNDERWATER


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              Copyright(C) BroadVision 2001. All rights reserved

Example
-------------------------------------------------------------------------------

-        Stella was granted two options:

         -        New Hire Option in 2/00 at $49/share

         -        Promotional Option in 1/01 at $9/share

-        Stella elects to exchange her New Hire Option

- Because Promotional Option was granted within 6 months of May 25, 2001, she must also exchange the Promotional Option

         [Graphic of double-sided arrow representing a timeline]

Feb. 2000              Nov. 25, 2000     Jan. 2001             May 25, 2001        Nov. 27, 2001
New Hire Option                          Promotion Option      (Option             (Replacement Option
ELECT to exchange                        MUST be exchanged     Cancellation        Grant Date)
                                                               Date)


BROADVISION                PROPRIETARY & CONFIDENTIAL
              Copyright(C) BroadVision 2001. All rights reserved

How Are My Focal Grants Affected?
-------------------------------------------------------------------------------

- Focal Stock Option will be GRANTED on May 25, 2001 for recipients who don't cancel any underwater option

         - Exercise price for Focal Options will be Fair Market Value of BVSN on May 25, 2001, the Option Cancellation Date

- Focal Stock Option Grant will be DEFERRED to Nov 27, 2001 if recipient elects to cancel any underwater option

         -        Must be employed on Nov 27, 2001 to receive Deferred Focal
                  Grant


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              Copyright(C) BroadVision 2001. All rights reserved

Focal Options
-------------------------------------------------------------------------------

- Focal Options and Deferred Focal Options will vest in monthly installments over four years beginning May 1, 2001

- Deferred Focal Option will be six months vested when it's granted on Nov 27, 2001

         - Exception for employees hired after Nov 2000 (one-year waiting period)


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              Copyright(C) BroadVision 2001. All rights reserved

How to Participate
-------------------------------------------------------------------------------

- Read the materials on the website, optionexchange.broadvision.com\home, and your option summary which will be sent the week of April 15, 2001

- Complete & submit the on-line election form on or before the Option Cancellation Date, May 25, 2001 at 5:00 pm PDT

         -        Submit even if you're not exchanging any options

         - You may change your election as many times as you want up to the deadline

         - Failure to make an election before the deadline results in no option exchange

         -        You can't change your election after the deadline


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              Copyright(C) BroadVision 2001. All rights reserved

Things to Consider
-------------------------------------------------------------------------------

-        If you choose to participate

         -        Your options must be underwater

         - Your Replacement Option will have a four-year vesting period, and your current vesting will be lost

         -        Your Focal Option, if any, will be deferred until Nov 27, 2001

         - The price of your Replacement Option and any Deferred Focal Option won't be known until Nov 27, 2001


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              Copyright(C) BroadVision 2001. All rights reserved

Things to Consider
-------------------------------------------------------------------------------

- BroadVision employees and management can't advise you on whether or not you should exchange underwater options

         -        Participation is solely up to you

-        Check with your financial and tax advisors


BROADVISION                PROPRIETARY & CONFIDENTIAL
              Copyright(C) BroadVision 2001. All rights reserved

Key Dates
-------------------------------------------------------------------------------

-        May 1, 2001

         - Vesting Commencement Date for Replacement Options, Focal Options & Deferred Focal Options

-        May 25, 2001

         -        5:00 pm PDT - deadline for submitting Option Exchange Election

         -        Option Cancellation Date

         -        Grant Date for Focal Options other than Deferred Focal Options

-        November 27, 2001

         -        Grant date for Replacement Options & Deferred Focal Option
                  Grants


BROADVISION                PROPRIETARY & CONFIDENTIAL
              Copyright(C) BroadVision 2001. All rights reserved

Questions
-------------------------------------------------------------------------------

- optionexchange.broadvision.com/home is our website where you can find the materials relating to to the Option Exchange Program

         -        Use your Option Summary that is being mailed to you.

- If you have questions that haven't been answered during this presentation, please refer to the Q&A page on the website


BROADVISION                PROPRIETARY & CONFIDENTIAL
              Copyright(C) BroadVision 2001. All rights reserved